EXHIBIT 99.1

PEDEVCO Corp. Announces Proposed Public Offering of Common Stock

HOUSTON--(BUSINESS WIRE) November 29, 2013--PEDEVCO Corp. (NYSE MKT:PED), an energy company engaged in the acquisition and development of strategic high-value energy projects in the U.S. and Asia, announced today its intention to offer, subject to market and other conditions, shares of its common stock in an underwritten public offering. The Company expects to grant the underwriters a 45-day option to purchase up to an additional 15 percent of the shares of common stock offered in the public offering to cover over-allotments, if any. The Company intends to use the net proceeds from the offering to fund drilling operations, repay existing liabilities and for general corporate purposes.  The final terms of the offering will depend on market and other conditions at the time of pricing, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

National Securities Corporation, a wholly-owned subsidiary of National Holdings, Inc. (OTCBB: NHLD), is acting as sole book-running manager for the offering.

PEDEVCO Corp. intends to offer and sell these securities pursuant to its existing shelf registration statement (File No. 333-191869) which was declared effective with the Securities and Exchange Commission on November 5, 2013. A prospectus supplement describing the terms of the offering will be filed with the Securities and Exchange Commission and will form a part of the effective registration statement. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained, when available, by contacting the below book-running manager at the following address:

National Securities Corporation
410 Park Ave, 14th Floor
New York, NY 10022
Attn: Kim Addarich
Telephone: (212)-417-8164
Email: prospectusrequest@nationalsecurities.com

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of PEDEVCO, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Pacific Energy Development (PEDEVCO Corp.)

PEDEVCO Corp., d/b/a Pacific Energy Development (NYSE MKT:PED), is a publicly-traded energy company engaged in the acquisition and development of strategic, high growth energy projects, including shale oil and gas assets, in the United States and Asia. The Company’s principal assets include its Niobrara asset located in the DJ Basin in Colorado, its Mississippian asset located in Comanche, Harper, Barber and Kiowa Counties, Kansas, its Eagle Ford asset in McMullen County, Texas, and its North Sugar Valley asset located in Matagorda County, Texas. Pacific Energy Development is headquartered in Danville, California, with offices in Houston, Texas and Beijing, China.

Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, the closing of and final terms of the offering. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Company operates in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the Company’s public filings with the SEC.

Contacts

Pacific Energy Development
Bonnie Tang, 1-855-733-3826 ext 21 (Media)
PR@pacificenergydevelopment.com

Investor Relations:

Liviakis Financial Communications, Inc.
John Liviakis
+1-415-389-4670
john@liviakis.com